EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pet DRx Corporation (the “Company”), does hereby certify, to the best of his knowledge and belief that:
     (1) The Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 14, 2008

/s/ Gregory J. Eisenhauer
Gregory J. Eisenhauer
Executive Vice President (Principal Financial Officer)